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Supplement Dated December 21, 1999*
to the Prospectus Dated June 29, 1999
of IDS Life Series Fund, Inc.

IDS Life Series Fund S-6191 N
IDS Life New York Variable 2nd- To Die S-6185 E (6/99)
IDS Life Variable 2nd-to-Die S-6196 J (6/99)
IDS Life New York Variable Universal Life S-6171 Z (6/99)
IDS Life Variable Universal Life S-6194 Y (6/99)
IDS Life Variable Universal Life III S-6189 C (6/99)

The following revision applies to the "Management" section of the International Equity Portfolio. The following paragraphs replace the paragraph on John
O'Brien:

Peter Lamaison, co-manager of the Fund, joined AEFC in 1981 and has since served as president, chief executive officer and chief investment officer of American Express Asset Management International Inc. He served as portfolio manager of AXP International Fund from its inception in 1984 until 1995. He reassumed this position in September 1997 and has managed or co-managed the AXP International Fund ever since. He currently also serves as co-manager of AXP Global Balanced Fund and AXP Variable Portfolio -International Fund.

Ian King, co-manager of the Fund, joined AEFC in 1995. He also manages the assets of Emerging Markets Portfolio, which is managed by AEFC and its London-based subsidiary, American Express Asset Management International Inc. He currently also is a member of the portfolio management team for Total Return
Portfolio and is co-manager of AXP Global Balanced Fund and AXP Variable Portfolio - International Fund. Prior to joining AEFC, he was director of Lehman Brothers Global Asset Management Ltd. from 1992 to 1995.


S-6517 A (12/99)
*Valid until next prospectus update.